SEASONS SERIES TRUST

Supplement to the Prospectus Dated July 29, 2003

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Goldman Sachs Asset Management International management of the International Equity Portfolio is deleted and replaced in its entirety with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
International Equity Portfolio	GSAM-International	Nuno Fernandes Executive Director and Senior Portfolio Manager

Mr. Fernandes joined GSAM-International as a research analyst on the global emerging markets equity team in April 1998. He was named a senior portfolio manager in April 1999. From 1994 to 1998, he worked for ING Barings and Smith Barney where he followed Latin American banking stocks.

		Susan Noble Managing Director and Senior Portfolio Manager	Ms. Noble joined GSAM-International as a senior portfolio manager and head of the European Equity team in October 1997.
Michael Stanes Executive Director and Senior Portfolio Manager

Mr. Stanes joined GSAM-International as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management where he managed UK equity portfolios in London, Japanese equity portfolio in Tokyo and, most recently, US and global portfolio in the US.

Mark Ferguson Executive Director and Senior Portfolio Manager - Global/EAFE Equity

Mr. Ferguson joined GSAM-International as co-head of the European Financials research team in 1999. Subsequently he become co-head of the broader European Large Cap research team and then he became head of the European Small Cap investment team. Prior to joining GSAM-International, he spent five years as a research analyst/portfolio manager at Schroder Investment Management.

Dated: May 6, 2004

Class 2 and Class 3